UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – October 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam PanAgora ESG International Equity ETF

Semiannual report
10 | 31 | 23

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
PPIE

Putnam PanAgora
ESG International
Equity ETF

Semiannual report
10 | 31 | 23

Message from the Trustees

December 11, 2023

Dear Shareholder:

The U.S. economy has defied expectations of a recession year to date, with the pace of growth picking up speed in the third quarter. At the same time, volatility in financial markets has increased. Stock prices fell in late summer and early fall. Bond prices also declined during this time, while yields, which move in the opposite direction, rose. In October 2023, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, briefly rose above 5% for the first time since 2007.

Markets have been pressured by inflation, which has moderated but remains above the U.S. Federal Reserve’s target rate of 2%. In its continuing effort to bring down inflation, the Fed has indicated short-term interest rates will remain high heading into next year. This restrictive policy may keep the risk of recession alive in 2024 unless the U.S. economy slows without contracting.

Your investment team is analyzing shifting market conditions, actively navigating risks, and identifying attractive opportunities for your fund. An update on your fund is in the report that follows.

Thank you for investing with Putnam.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

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Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/24*	0.49%
Annualized expense ratio for the six-month period ended 10/31/23	0.49%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 5/1/23 to 10/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$2.38
Ending value (after expenses)	$934.70

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (366).

PanAgora ESG International Equity ETF 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/23, use the following calculation method. To find the value of your investment on 5/1/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$2.49
Ending value (after expenses)	$1,022.67

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (366).

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Other information for shareholders

Important notice regarding delivery of
shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from January 19, 2023 (commencement of operations) to June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of October 31, 2023, Putnam employees had approximately $466,000,000 and the Trustees had approximately $64,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

PanAgora ESG International Equity ETF 5

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-advisory contract between Putnam Management and its affiliate, PanAgora Asset Management, Inc. (“PanAgora”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PanAgora. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and would cause your fund’s current Management Contract with Putnam Management to terminate in accordance with the 1940 Act. In addition, the Trustees considered that, although PanAgora would remain an indirect, wholly owned subsidiary of Great-West Lifeco Inc. following the Transaction, the sub-advisory contract with PanAgora would terminate by its terms upon the termination of the current management contract with Putnam Management (the current Management Contract with Putnam Management and the current sub-advisory contract with PanAgora are collectively referred to as the “Current Management Contracts”). The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-advisory contracts with Putnam Management and PanAgora, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent

PanAgora ESG International Equity ETF 7

legal counsel for the Independent Trustees furnished an initial information request to Frank-lin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

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(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PanAgora, including compliance and other non-advisory services;

(viii) That PanAgora was not a part of the Transaction and, therefore, PanAgora would remain an indirect, wholly owned subsidiary of Great-West Lifeco Inc., with no expected material changes in PanAgora’s senior investment professionals, including the portfolio managers of the PanAgora funds;

(ix) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(x) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(xi) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xii) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xiii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiv) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

PanAgora ESG International Equity ETF 9

General conclusions — Current
Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-advisory contract with respect to your fund between Putnam Management and PanAgora. The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates, including PanAgora, furnish specified information, together with any additional information that Putnam Management and PanAgora considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management and PanAgora provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management and PanAgora in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management and PanAgora of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules
and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds, including your fund, have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

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In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 49 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses with limited exceptions, which include fees, if any, payable under the fund’s distribution plan, interest, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees noted that the exchange-traded funds are subject to unitary management fees, as noted above, and that none of the exchange-traded funds have a contractual expense limitation at present. The Trustees also considered pro forma comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc., noting that the Fund had only recently commenced operations in January 2023.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates, including PanAgora, from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management and PanAgora of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees

PanAgora ESG International Equity ETF 11

were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the period from the fund’s commencement of operations on January 19, 2023, through May 31, 2023. Your fund’s return, net of fees and expenses, was positive and exceeded the return of its benchmark. (When considering performance information, shareholders should be mindful

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that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management and PanAgora may receive in connection with the services they provide under the management and sub-advisory contracts with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to PanAgora in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance PanAgora’s investment capabilities and supplement PanAgora’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 PanAgora ESG International Equity ETF

The fund’s portfolio 10/31/23 (Unaudited)

COMMON STOCKS (99.2%)*	Shares	Value
Air freight and logistics (1.0%)
DSV A/S (Denmark)	7,706	$1,146,636
Yamato Holdings Co., Ltd. (Japan)	7,400	123,438
		1,270,074
Automobile components (0.2%)
FORVIA SE (France) †	6,235	105,396
Hella GmbH & Co. KGaA (Germany)	1,542	117,354
		222,750
Automobiles (1.3%)
Bayerische Motoren Werke AG (Germany)	2,172	201,391
Honda Motor Co., Ltd. (Japan)	113,700	1,167,714
Toyota Motor Corp. (Japan)	11,500	202,807
		1,571,912
Banks (9.4%)
Barclays PLC (United Kingdom)	261,872	418,701
BAWAG Group AG (Austria)	2,262	100,801
DBS Group Holdings, Ltd. (Singapore)	48,544	1,167,191
HSBC Holdings PLC (United Kingdom)	182,563	1,315,364
Intesa Sanpaolo SpA (Italy)	240,539	626,579
Japan Post Bank Co., Ltd. (Japan)	56,200	520,840
Jyske Bank A/S (Denmark) †	1,614	113,590
Mitsubishi UFJ Financial Group, Inc. (Japan)	203,200	1,707,357
NatWest Group PLC (United Kingdom)	321,168	698,367
Nordea Bank ABP (Finland)	128,368	1,349,602
Ringkjoebing Landbobank A/S (Denmark)	822	111,958
Skandinaviska Enskilda Banken AB (Sweden)	44,389	495,089
Sumitomo Mitsui Financial Group, Inc. (Japan)	39,000	1,872,476
United Overseas Bank, Ltd. (Singapore)	62,200	1,227,934
		11,725,849
Beverages (3.4%)
Asahi Group Holdings, Ltd. (Japan)	35,402	1,278,064
Diageo PLC (United Kingdom)	46,200	1,750,760
Pernod Ricard SA (France)	6,737	1,197,834
		4,226,658
Biotechnology (1.2%)
CSL, Ltd. (Australia)	6,895	1,020,846
Genmab A/S (Denmark) †	854	241,913
Genus PLC (United Kingdom)	5,835	152,382
Swedish Orphan Biovitrum AB (Sweden) †	6,351	130,639
		1,545,780
Capital markets (3.2%)
3i Group PLC (United Kingdom)	52,692	1,244,586
Daiwa Securities Group, Inc. (Japan)	116,100	671,134
Deutsche Boerse AG (Germany)	1,374	225,690
DWS Group GmbH & Co. KGaA (Germany)	5,650	165,384
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	20,400	709,345
Julius Baer Group, Ltd. (Switzerland)	16,592	982,639
		3,998,778

PanAgora ESG International Equity ETF 15

COMMON STOCKS (99.2%)* cont.	Shares	Value
Chemicals (3.5%)
Akzo Nobel NV (Netherlands)	14,733	$989,491
Chr. Hansen Holding A/S (Denmark)	1,771	120,600
DSM-Firmenich AG (Switzerland)	12,612	1,146,122
Givaudan SA (Switzerland)	404	1,341,364
Nippon Paint Holdings Co., Ltd. (Japan)	79,300	533,081
Nutrien, Ltd. (Canada)	2,223	119,375
Yara International ASA (Norway)	3,770	122,844
		4,372,877
Commercial services and supplies (0.8%)
Brambles, Ltd. (Australia)	115,409	967,734
		967,734
Communications equipment (0.8%)
Nokia Oyj ADR (Finland)	293,224	970,571
		970,571
Construction and engineering (1.3%)
Eiffage SA (France)	6,757	614,969
Vinci SA (France)	9,116	1,008,050
		1,623,019
Construction materials (0.5%)
CRH PLC (Ireland)	10,651	574,982
		574,982
Consumer staples distribution and retail (1.5%)
Kesko Oyj Class B (Finland)	22,932	388,869
Koninklijke Ahold Delhaize NV (Netherlands)	33,864	1,002,467
Marks & Spencer Group PLC (United Kingdom) †	61,042	161,000
Woolworths Group, Ltd. (Australia)	15,245	341,332
		1,893,668
Diversified telecommunication services (1.1%)
Elisa Oyj (Finland)	2,092	88,792
Koninklijke KPN NV (Netherlands)	71,145	239,285
Orange SA (France)	12,888	151,626
Spark NZ, Ltd. (New Zealand)	81,067	235,374
Telia Co. AB (Sweden)	206,794	437,365
United Internet AG (Germany)	8,175	169,999
		1,322,441
Electric utilities (0.5%)
Mercury NZ, Ltd. (New Zealand)	57,269	197,150
VERBUND AG (Austria)	5,632	488,886
		686,036
Electrical equipment (1.5%)
ABB, Ltd. (Switzerland)	28,325	952,365
Legrand SA (France)	10,769	930,190
		1,882,555
Electronic equipment, instruments, and components (0.6%)
Halma PLC (United Kingdom)	32,998	742,410
		742,410
Energy equipment and services (0.2%)
Subsea 7 SA (Norway)	9,477	124,291
Technip Energies NV (France)	5,876	128,514
		252,805

16 PanAgora ESG International Equity ETF

COMMON STOCKS (99.2%)* cont.	Shares	Value
Food products (2.4%)
Danone SA (France)	18,074	$1,076,605
Glanbia PLC (Ireland)	8,570	134,987
Nestle SA (Switzerland)	13,038	1,406,590
Orkla ASA (Norway)	62,984	434,642
		3,052,824
Health care equipment and supplies (1.4%)
Alcon, Inc. (Switzerland)	6,286	448,318
EssilorLuxottica SA (France)	4,554	823,606
Hoya Corp. (Japan)	5,000	480,983
		1,752,907
Health care providers and services (0.4%)
Fresenius SE & Co. KGaA (Germany)	9,691	248,322
Galenica AG (Switzerland)	1,476	111,251
Sonic Healthcare, Ltd. (Australia)	11,182	205,054
		564,627
Health care technology (0.1%)
CompuGroup Medical SE & Co. KGaA (Germany)	2,827	103,304
		103,304
Hotels, restaurants, and leisure (2.9%)
Amadeus IT Holding SA (Spain)	18,131	1,035,862
Aristocrat Leisure, Ltd. (Australia)	47,038	1,167,019
Flutter Entertainment PLC (Ireland) †	4,100	645,098
Sodexo SA (France)	7,404	783,784
		3,631,763
Household durables (3.0%)
Barratt Developments PLC (United Kingdom)	84,239	425,485
Berkeley Group Holdings PLC (The) (United Kingdom)	3,129	154,208
Sekisui House, Ltd. (Japan)	31,600	618,192
Sony Group Corp. (Japan)	25,174	2,083,496
Taylor Wimpey PLC (United Kingdom)	295,999	400,922
		3,682,303
Household products (1.8%)
Essity AB Class B (Sweden)	29,994	684,413
Henkel AG & Co. KGaA Vorzug (Germany)	8,678	548,029
Henkel AG & Co. KGaA Vorzug (Preference) (Germany)	1,557	112,140
Reckitt Benckiser Group PLC (United Kingdom)	12,762	855,559
		2,200,141
Independent power and renewable electricity producers (0.3%)
Meridian Energy, Ltd. (New Zealand)	112,665	317,860
		317,860
Industrial conglomerates (1.2%)
Hitachi, Ltd. (Japan)	14,865	944,615
Siemens AG (Germany)	4,240	560,662
		1,505,277
Insurance (6.5%)
Aegon, Ltd. (Netherlands)	146,278	711,803
Ageas SA/NV (Belgium)	1,443	55,433
Aviva PLC (United Kingdom)	150,110	728,382
AXA SA (France)	20,360	604,246

PanAgora ESG International Equity ETF 17

COMMON STOCKS (99.2%)* cont.	Shares	Value
Insurance cont.
Legal & General Group PLC (United Kingdom)	164,228	$423,314
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,042	1,618,550
Sampo Oyj Class A (Finland)	16,200	639,326
Sun Life Financial, Inc. (Canada)	2,621	119,715
Swiss Re AG (Switzerland)	12,509	1,365,784
Tokio Marine Holdings, Inc. (Japan)	67,745	1,510,003
Zurich Insurance Group AG (Switzerland)	677	320,768
		8,097,324
Interactive media and services (0.7%)
Auto Trader Group PLC (United Kingdom)	78,923	598,433
Scout24 SE (Germany)	4,206	257,707
		856,140
IT Services (1.0%)
NEC Corp. (Japan)	20,000	964,036
Sopra Steria Group SACA (France)	913	164,495
TietoEVRY Oyj (Finland)	3,995	83,857
		1,212,388
Life sciences tools and services (0.5%)
AddLife AB Class B (Sweden)	10,648	69,456
Evotec SE (Germany) †	6,879	118,432
ICON PLC (Ireland) †	1,007	245,668
Siegfried Holding AG (Switzerland)	226	178,897
		612,453
Machinery (3.0%)
Alfa Laval AB (Sweden)	25,036	810,195
FANUC Corp. (Japan)	14,400	369,384
GEA Group AG (Germany)	12,700	433,033
Mitsubishi Heavy Industries, Ltd. (Japan)	26,419	1,353,369
Sandvik AB (Sweden)	30,002	510,426
Wartsila Oyj Abp (Finland)	22,592	269,003
		3,745,410
Marine transportation (0.2%)
Nippon Yusen (Japan)	10,300	249,922
		249,922
Media (0.5%)
Publicis Groupe SA (France)	8,778	670,194
		670,194
Metals and mining (2.7%)
BHP Group, Ltd. ADR (Australia)	32,907	1,877,673
IGO, Ltd. (Australia)	57,122	349,142
Mineral Resources, Ltd. (Australia)	5,929	219,991
Norsk Hydro ASA (Norway)	20,979	119,672
Northern Star Resources, Inc. (Australia)	95,115	704,135
Teck Resources, Ltd. Class B (Canada)	3,003	106,126
		3,376,739
Multi-utilities (1.0%)
National Grid PLC (United Kingdom)	104,125	1,237,451
		1,237,451

18 PanAgora ESG International Equity ETF

COMMON STOCKS (99.2%)* cont.	Shares	Value
Office REITs (0.3%)
Gecina SA (France)	3,768	$370,564
		370,564
Oil, gas, and consumable fuels (3.9%)
ARC Resources, Ltd. (Canada)	8,553	137,600
Eneos Holdings, Inc. (Japan)	97,500	358,758
Equinor ASA ADR (Norway)	20,048	669,002
MEG Energy Corp. (Canada) †	7,061	139,514
Neste Oyj (Finland)	10,507	352,739
Shell PLC (United Kingdom)	60,874	1,956,389
Woodside Energy Group, Ltd. (Australia)	59,456	1,291,899
		4,905,901
Pharmaceuticals (10.4%)
AstraZeneca PLC ADR (United Kingdom)	30,790	1,946,852
Novartis AG (Switzerland)	31,109	2,904,295
Novo Nordisk A/S Class B (Denmark)	42,400	4,088,858
Recordati SpA (Italy)	2,536	117,283
Roche Holding AG (Switzerland)	2,863	739,649
SANOFI SA (France)	6,025	549,881
Shionogi & Co., Ltd. (Japan)	22,031	1,021,685
Takeda Pharmaceutical Co., Ltd. (Japan)	30,900	838,024
UCB SA (Belgium)	10,185	746,375
		12,952,902
Professional services (2.1%)
Computershare, Ltd. (Australia)	30,304	478,219
Experian PLC (United Kingdom)	7,451	226,658
RELX PLC (United Kingdom)	53,601	1,874,906
		2,579,783
Real estate management and development (0.4%)
Wharf Real Estate Investment Co., Ltd. (Hong Kong)	136,720	480,045
		480,045
Retail REITs (0.6%)
CapitaLand Integrated Commercial Trust (CITC) (Singapore) R	286,800	369,731
Klepierre SA (France) R	18,047	439,176
		808,907
Semiconductors and semiconductor equipment (5.2%)
Advantest Corp. (Japan)	7,096	183,379
ASML Holding NV (NY Reg Shares) (Netherlands)	4,730	2,832,371
Infineon Technologies AG (Germany)	41,307	1,200,230
Renesas Electronics Corp. (Japan) †	64,700	850,482
STMicroelectronics NV (NY Reg Shares) (France)	2,534	96,241
Tokyo Electron, Ltd. (Japan)	9,901	1,329,934
		6,492,637
Software (1.7%)
SAP SE (Germany)	14,893	1,995,660
TeamViewer SE (Germany) †	10,714	164,691
		2,160,351
Specialty retail (1.2%)
Industria de Diseno Textil SA (Spain)	36,196	1,250,276
Zalando SE (Germany) †	12,587	292,987
		1,543,263

PanAgora ESG International Equity ETF 19

COMMON STOCKS (99.2%)* cont.	Shares	Value
Technology hardware, storage, and peripherals (0.4%)
FUJIFILM Holdings Corp. (Japan)	4,200	$230,188
Logitech International SA (Switzerland)	3,117	244,643
		474,831
Textiles, apparel, and luxury goods (3.6%)
Hermes International (France)	678	1,271,465
HUGO BOSS AG (Germany)	2,005	116,855
Kering SA (France)	1,173	474,410
LVMH Moet Hennessy Louis Vuitton SA (France)	2,939	2,103,347
Pandora A/S (Denmark)	4,863	550,828
		4,516,905
Trading companies and distributors (5.2%)
AerCap Holdings NV (Ireland) †	8,537	530,318
Brenntag SE (Germany)	12,470	925,147
Ferguson PLC (United Kingdom)	873	131,146
IMCD NV (Netherlands)	4,570	551,102
ITOCHU Corp. (Japan)	34,000	1,225,021
Marubeni Corp. (Japan)	19,200	283,027
Mitsubishi Corp. (Japan)	22,000	1,024,413
Mitsui & Co., Ltd. (Japan)	49,735	1,827,787
		6,497,961
Transportation infrastructure (0.5%)
Getlink SE (France)	37,121	598,987
		598,987
Wireless telecommunication services (2.1%)
KDDI Corp. (Japan)	41,425	1,235,773
SoftBank Corp. (Japan)	117,400	1,325,745
		2,561,518
Total common stocks (cost $129,215,277)		$123,664,481

SHORT-TERM INVESTMENTS (0.2%)*	Shares	Value
Putnam Government Money Market Fund Class P 5.05% L	298,532	$298,532
Total short-term investments (cost $298,532)		$298,532

TOTAL INVESTMENTS
Total investments (cost $129,513,809)	$123,963,013

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $124,676,932.
†	This security is non-income-producing.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
Japan	22.9%	Spain	1.9%
United Kingdom	14.1	Ireland	1.7
France	11.4	Norway	1.2
Switzerland	9.8	Hong Kong	1.0
Germany	7.7	Belgium	0.7
Australia	7.0	New Zealand	0.6
Denmark	5.1	Italy	0.6
Netherlands	5.1	Canada	0.5
Finland	3.3	Austria	0.5
Sweden	2.5	United States	0.2
Singapore	2.2	Total	100.0%

20 PanAgora ESG International Equity ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$—	$5,410,293	$—
Consumer discretionary	—	15,168,896	—
Consumer staples	—	11,373,291	—
Energy	946,116	4,212,590	—
Financials	119,715	23,702,236	—
Health care	2,640,838	14,891,135	—
Industrials	530,318	20,390,404	—
Information technology	3,899,183	8,154,005	—
Materials	2,103,174	6,221,424	—
Real estate	—	1,659,516	—
Utilities	—	2,241,347	—
Total common stocks	10,239,344	113,425,137	—
Short-term investments	298,532	—	—
Totals by level	$10,537,876	$113,425,137	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

PanAgora ESG International Equity ETF 21

Statement of assets and liabilities 10/31/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $129,215,277)	$123,664,481
Affiliated issuers (identified cost $298,532) (Note 6)	298,532
Foreign currency (cost $203,408) (Note 1)	200,892
Dividends, interest and other receivables	353,415
Foreign tax reclaim	211,703
Total assets	124,729,023

LIABILITIES
Payable for compensation of Manager (Note 2)	52,091
Total liabilities	52,091

Net assets	$124,676,932

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$128,721,985
Total distributable earnings (Note 1)	(4,045,053)
Total — Representing net assets applicable to capital shares outstanding	$124,676,932

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($124,676,932 divided by 6,400,000 shares)	$19.48

The accompanying notes are an integral part of these financial statements.

22 PanAgora ESG International Equity ETF

Statement of operations Six months ended 10/31/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $163,962)	$1,775,780
Interest (including interest income of $7,590 from investments in affiliated issuers) (Note 6)	7,623
Total investment income	1,783,403

EXPENSES
Compensation of Manager (Note 2)	316,246
Fees waived and reimbursed by Manager (Note 2)	(492)
Total expenses	315,754

Net investment income	1,467,649

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,420,490)
Foreign currency transactions (Note 1)	(23,322)
Securities from in-kind transactions (Notes 1 and 3)	195
Total net realized loss	(1,443,617)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(8,610,591)
Assets and liabilities in foreign currencies	(10,238)
Total change in net unrealized depreciation	(8,620,829)

Net loss on investments	(10,064,446)

Net decrease in net assets resulting from operations	$(8,596,797)

The accompanying notes are an integral part of these financial statements.

PanAgora ESG International Equity ETF 23

Statement of changes in net assets

		For the period
		1/19/23
		(commencement
	Six months ended	of operations)
INCREASE (DECREASE) IN NET ASSETS	10/31/23*	to 4/30/23
Operations
Net investment income	$1,467,649	$1,664,214
Net realized loss on investments
and foreign currency transactions	(1,443,617)	(171,631)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(8,620,829)	3,059,161
Net increase (decrease) in net assets resulting
from operations	(8,596,797)	4,551,744
Proceeds from shares sold (Note 4)	4,584,161	127,598,690
Decrease from shares redeemed (Note 4)	—	(5,542,610)
Other capital (Note 4)	1,859	79,885
Total increase (decrease) in net assets	(4,010,777)	126,687,709

NET ASSETS
Beginning of period (Note 5)	128,687,709	2,000,000
End of period	$124,676,932	$128,687,709

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	6,175,000	100,000
Shares sold (Note 4)	225,000	6,350,000
Shares redeemed (Note 4)	—	(275,000)
Shares outstanding at end of period	6,400,000	6,175,000

*Unaudited.

The accompanying notes are an integral part of these financial statements.

24 PanAgora ESG International Equity ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		1/19/23
		(commencement
	Six months ended	of operations)
	10/31/23**	to 4/30/23
Net asset value, beginning of period	$20.84	$20.00
Investment operations:
Net investment income (loss)[a]	.24	.35
Net realized and unrealized
gain (loss) on investments	(1.60)	.47
Total from investment operations	(1.36)	.82
Less distributions:
From net investment income	—	—
Total distributions	—	—
Other capital	—[f]	.02
Net asset value, end of period	$19.48	$20.84
Total return at net asset value (%)[b]	(6.53)*	4.20*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$124,677	$128,688
Ratio of expenses to average net assets (%)[c,d]	.25*	.14*
Ratio of net investment income (loss) to average net assets (%)[d]	1.14*	1.73*
Portfolio turnover (%)[e]	39*	42*

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover excludes securities received or delivered in-kind, if any.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

PanAgora ESG International Equity ETF 25

Notes to financial statements 10/31/23 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through October 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
SEC	Securities and Exchange Commission
ESG	environmental, social and governance
ETF	exchange-traded fund
OTC	over-the-counter
PanAgora	PanAgora Asset Management, Inc., an affiliate of Putnam Management

Putnam PanAgora ESG International Equity ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek long term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States with a focus on companies that the fund’s subadviser, PanAgora, believes offer attractive benchmark-relative returns and exhibit positive ESG metrics. In evaluating and selecting investments for the fund, PanAgora employs a proprietary framework using quantitative models that identify companies that offer above-market return potential based on their ESG metrics, together with other proprietary factors measuring a company’s financial and operational health, and then construct a portfolio that integrates return potential and ESG metrics.

PanAgora uses advanced statistical and machine learning techniques, together with third-party and proprietary data sources, in evaluating companies’ ESG metrics and return potential. Metrics designed to evaluate companies’ environmental practices may include third-party or proprietary data sources, including those regarding a company’s environmental footprint or its environmental efficiencies. Metrics designed to evaluate companies’ social practices may include third-party or proprietary data sources, including those regarding board diversity levels at a company. Metrics designed to evaluate companies’ governance practices may include third-party or proprietary data sources, including those regarding a company’s shareholder structure. Additionally, PanAgora’s quantitative model may also use third-party and/or proprietary data sources to identify companies exhibiting improved ESG profiles or those investing in ESG initiatives. The ESG metrics and information used in the portfolio construction process may change over time and may not be relevant to all companies that are eligible for investment by the fund.

In addition, the fund will not invest in securities of companies that PanAgora, based on third-party data, determines at the time of investment to have a severe ESG risk rating (which measures a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks), to have a category 5 controversy rating (an assessment of a company’s involvement in incidents with negative ESG implications), to be classified as non-compliant under the United Nations Global Compact principles, or to be substantially engaged in Arctic drilling or in the thermal coal, palm oil, controversial weapons or tobacco industries (each, a “Restricted Company”). In addition, at the time of any periodic rebalancing of the fund’s portfolio, the fund will dispose of its position in any security that, at that time, PanAgora determines to be a Restricted Company.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies that meet PanAgora’s ESG criteria, as described above. PanAgora will assign each company an ESG rating using proprietary ESG scores. In order to meet PanAgora’s ESG criteria, a company must have an ESG score above 0, reflecting more positive characteristics, and, on or after June 12, 2023, must also not be a Restricted Company. A negative ESG score indicates a lower (or worse) rating. PanAgora assigns companies an ESG score that ranges from –2 to +2, although the range of scores may change over time. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. PanAgora may not apply ESG criteria to investments that are not subject to the fund’s 80% policy, and such investments may not meet PanAgora’s ESG criteria.

26 PanAgora ESG International Equity ETF

The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The fund invests mainly in developed countries but may also invest in emerging markets.

PanAgora may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While PanAgora may consider independent third-party data as a part of its analytical process (and currently uses third-party data in applying certain of the fund’s investment policies), the portfolio management team performs its own independent analysis of issuers, through its quantitative model and proprietary scoring system, and does not rely solely on third-party screens.

From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors. The fund may also invest a significant portion of its assets in one or more related geographic regions, such as European and Asian countries.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple

PanAgora ESG International Equity ETF 27

factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of

28 PanAgora ESG International Equity ETF

(1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$71,303	$—	$71,303

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $129,836,224, resulting in gross unrealized appreciation and depreciation of $4,718,800 and $10,592,011, respectively, or net unrealized depreciation of $5,873,211.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.49% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

PanAgora ESG International Equity ETF 29

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.246% of the fund’s average net assets.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $492 relating to the fund’s investment in Putnam Government Money Market Fund.

PanAgora is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management. Putnam Management (and not the fund) pays a quarterly sub-advisory fee to PanAgora for its services at an annual rate of 0.17% of the average net assets of the fund.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$55,402,375	$49,948,895
U.S. government securities (Long-term)	—	—
Total	$55,402,375	$49,948,895

Portfolio securities received or delivered through in-kind transactions were $1,488,196 and $2,315, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on January 19, 2023.

30 PanAgora ESG International Equity ETF

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/23	cost	proceeds	income	of 10/31/23
Short-term investments
Putnam Government
Money Market Fund***	$732,289	$5,258,781	$5,692,538	$7,590	$298,532
Total Short-term
investments	$732,289	$5,258,781	$5,692,538	$7,590	$298,532

***Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

Note 8: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable).

On October 20, 2023, the fund’s shareholders approved the new investment management contract with Putnam Management and the new sub-advisory agreement for the fund between Putnam Management and PanAgora, each to take effect upon the consummation of the transaction. The terms of the new investment management and sub-advisory contracts are substantially similar to those of the previous investment management and sub-advisory contracts, and the fee rates payable under the new investment management and sub-advisory contracts are the same as the fee rates under the previous investment management and sub-advisory contracts.

PanAgora ESG International Equity ETF 31

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
6,134,297	—	—

At the meeting, a new Sub-advisory Agreement for your fund between Putnam Investment Management, LLC and PanAgora Asset Management, Inc. was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
6,134,297	—	—

All tabulations are rounded to the nearest whole number.

32 PanAgora ESG International Equity ETF

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
PanAgora Asset Management, Inc.	Marie Pillai
One International Place, 24th Floor	George Putnam III	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Distribution Services	Mona K. Sutphen
Foreside Fund Services, LLC		Alan G. McCormack
Three Canal Plaza, Suite 100	Officers	Vice President and
Portland, ME 04101	Robert L. Reynolds	Derivatives Risk Manager
President
Custodian		Denere P. Poulack
State Street Bank	James F. Clark	Assistant Vice President,
and Trust Company	Vice President and	Assistant Clerk, and
	Chief Compliance Officer	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Michael J. Higgins	Janet C. Smith
	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

Not Applicable

Item 14. Exhibits:

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2023